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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          February 26, 2001
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                              Wolverine Tube, Inc.
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             (Exact name of Registrant as specified in its charter)


          Delaware                       1-12164                 63-0970812
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


  200 Clinton Avenue West, Suite 1000, Huntsville, AL              35801
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       (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code:           (256) 353-1310
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS

On February 26, 2001, the Registrant issued a press release reporting results for the fourth quarter of 2000, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

On February 26, 2001, the Registrant issued a press release announcing plans to build a technical tube facility in Portugal, a copy of which is attached as
Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

On February 26, 2001, the Registrant held a conference call to discuss the contents of its February 26, 2001 press release reporting results for the fourth quarter of 2000 with members of the investment community. A copy of the transcript of the conference call is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.       Description of Document
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         99.1  Press release dated 02/26/01 issued by the Registrant.


         99.2  Press release dated 02/26/01 issued by the Registrant.


         99.3  Transcript of conference call held by the Registrant on 02/26/01.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated March 2, 2001


                                   WOLVERINE TUBE, INC.



                                   By: /s/ James E. Deason
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                                       James E. Deason
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Director